                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: August 2, 1999


                          MILEMARKER INTERNATIONAL INC
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


             0-26150                                    11-2128469
    ------------------------              ------------------------------------
    (Commission File Number)              (IRS Employer Identification Number)


               1450 S.W. 13th Court, Pompano Beach, Florida 33069
               --------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (954) 782-0604
                                                           --------------



                                    No Change
                                    ---------
         (Former name or former address, if changed since last report)






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Item 1.   CHANGES IN CONTROL OF REGISTRANT

          None

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          None

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None

Item 5.   OTHER EVENTS


         On July 30, 1999, MileMarker International, (the "Registrant") received notice from the United States Army Tank-Automotive and Armaments Command of the U.S. Department of the Army (the "military") that the military was exercising its options for the delivery of 464 additional winch/bumper assemblies. On July 25, 1999, the Registrant received notice from the military that its wholly-owned subsidiary, MileMarker, Inc. (the "Company") had been awarded an additional contract for the delivery of 454 hydraulic winch/bumper assemblies worth $867,839. The Company has now delivered over 60% of its initial military order of $557,230 which the Registrant announced in its April 20, 1999 Form 8-K filing. The Company's military orders to date have a total dollar value of over $2,300,000. The Registrant anticipates that its MileMarker, Inc. subsidiary will be receiving substantial additional military orders for its patented hydraulic winch as the military replaces the electric winches on its existing Humvee vehicles and equips its new Humvee vehicles with the MileMarker winch.


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          None

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          None

Item 8.   CHANGE IN FISCAL YEAR

          None






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MILEMARKER INTERNATIONAL, INC.
                                        ------------------------------
                                                 (Registrant)


                                        By: /s/ Richard E. Aho
Dated: August 2, 1999                      -------------------------------
                                           Richard E. Aho, President






























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